Exhibit 10.2

EXECUTION VERSION

AMCOR FINANCE (USA), INC.

Issuer

AND

AMCOR LIMITED

(ABN 62 000 017 372)

THE PARENT GUARANTOR

AND

AMCOR UK FINANCE PLC

THE INITIAL SUBSIDIARY GUARANTOR

TO

DEUTSCHE BANK TRUST COMPANY AMERICAS

Trustee

Supplemental Indenture

Dated as of June 13, 2019

SUPPLEMENTAL INDENTURE, dated as of June 13, 2019, among Amcor Finance (USA), Inc., a Delaware corporation (the “Issuer”), Amcor Limited (ABN 000 017 372), a company incorporated under the laws of the Commonwealth of Australia (the “Parent Guarantor”) and Amcor UK Finance plc, a public limited company incorporated in England and Wales with limited liability (the “Initial Subsidiary Guarantor”, together with the Parent Guarantor, the “Original Guarantors”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee hereunder (the “Trustee”).

RECITALS

The Issuer, the Original Guarantors and the Trustee have previously executed and delivered that certain Indenture dated as of April 28, 2016 (the “Indenture”), pursuant to which the Issuer issued US$600,000,000 aggregate principal amount of its 3.625% guaranteed senior notes due April 28, 2026 and US$500,000,000 aggregate principal amount of its 4.500% guaranteed senior notes due May 15, 2028 (together, the “Securities”).

Section 902 of the Indenture provides that, subject to certain exceptions, the Issuer, the Original Guarantors and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for the Securities).

Upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated as of May 8, 2019 (the “Offering Memorandum and Consent Solicitation Statement”), the Issuer has offered to exchange (the “Exchange Offers”) any and all outstanding Securities for: new 3.625% Guaranteed Senior Notes due April 28, 2026 and 4.500% Guaranteed Senior Notes due May 15, 2028, in each case, to be issued by the Issuer (together, the “New Notes”). Concurrently with the Exchange Offers, the Issuer has solicited consents (the “Consent Solicitations” and, together with the Exchange Offers, the “Exchange Offers and Consent Solicitations”) from certain Holders (“Eligible Holders”) of the applicable Securities to amend the Indenture in the manner described in the Offering Memorandum and Consent Solicitation Statement and as set forth herein (such amendments, the “Proposed Amendments”). Under the Exchange Offers and Consent Solicitations, an Eligible Holder of Securities may not deliver a Consent in the applicable Consent Solicitation, with respect to any Security, without tendering such Security for exchange in the corresponding Exchange Offer.

The Issuer has received consents to the Proposed Amendments from Holders of at least a majority in aggregate principal amount of the Securities currently outstanding.

The Offering Memorandum and Consent Solicitation Statement provides that while this Supplemental Indenture shall be effective upon execution and delivery thereof, it shall become operative only upon consummation of the Exchange Offers; pursuant to the terms of the Offering Memorandum and Consent Solicitation Statement, the Issuer’s obligation to accept for exchange, and to exchange the applicable principal amount of New Notes for, Securities validly tendered (and not validly withdrawn) in the applicable Exchange Offer is subject to the satisfaction or waiver of certain conditions, including the consummation of the Transaction (as defined in the Offering Memorandum and Consent Solicitation

Statement).

The Issuer has requested that the Trustee join it and the Original Guarantors in the execution of this Supplemental Indenture, and, in connection with that request, the Issuer has provided the Trustee with (i) the resolutions of the board of directors of the Issuer and of the board of directors of each Original Guarantor, authorizing the execution and delivery of this Supplemental Indenture, (ii) evidence satisfactory to the Trustee of consents to the other Proposed Amendments from Holders of at least a majority in aggregate principal amount of the Securities currently outstanding, and (iii) an Officers’ Certificate and an Opinion of Counsel relating to this Supplemental Indenture as contemplated by the Indenture.

All things necessary to make this Supplemental Indenture a valid agreement of the Issuer, the Original Guarantors and the Trustee and a valid amendment of the Indenture have been done.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, with binding effect on all parties hereto and all Holders of the Securities, as follows:

ARTICLE ONE

DEFINITIONS

Except as otherwise expressly provided in the preamble and recitals of this Supplemental Indenture or otherwise clearly required by the context hereof, all capitalized terms used and not defined in this Supplemental Indenture that are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

ARTICLE TWO

AMENDMENTS TO THE INDENTURE

Section 201.                             Amendments to Section 703 (Reports by the Issuer).

Section 703 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 703   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 703 shall cease to have effect.

Section 202.                             Amendments to Section 801 (Issuer May Consolidate, Etc., Only on Certain Terms).

Section 801 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 801   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 801 shall cease to have effect.

Section 203.                             Amendments to Section 802 (Successor Substituted).

Section 802 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 802   [Intentionally Omitted].” Accordingly, all other references in the Indenture to

Section 802 shall cease to have effect.

Section 204.                             Amendments to Section 1004 (Statement by Officers as to Default).

Section 1004 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1004   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1004 shall cease to have effect.

Section 205.                             Amendments to Section 1005 (Existence).

Section 1005 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1005   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1005 shall cease to have effect.

Section 206.                             Amendments to Section 1006 (Payment of Taxes and Other Claims).

Section 1006 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1006   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1006 shall cease to have effect.

Section 207.                             Amendments to Section 1008 (Limitation on Liens).

Section 1008 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1008   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1008 shall cease to have effect.

Section 208.                             Amendments to Section 1011 (New Guarantors).

Section 1011 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1011   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1011 shall cease to have effect.

Section 209.                             Amendments to Section 1013 (Stamp, Documentary and Similar Taxes).

Section 1013 of the Indenture is hereby deleted in its entirety and replaced with the following: “Section 1013   [Intentionally Omitted].” Accordingly, all other references in the Indenture to Section 1013 shall cease to have effect.

Section 210.                             Amendments to clauses (3), (4), (5), (6) and (7) of Section 501 (Events of Default).

Sections 501(3), (4), (5), (6) and (7) of the Indenture are hereby deleted in their entirety and replaced with the following: “(3)   [Intentionally Omitted];”, “(4)   [Intentionally Omitted];”, “(5)   [Intentionally Omitted];”, “(6)   [Intentionally Omitted];” and “(7)   [Intentionally Omitted];”. Accordingly, all other references in the Indenture to Sections 501(3), (4), (5), (6) and (7) shall cease to have effect.

ARTICLE THREE

MISCELLANEOUS

Section 301.                             Effectiveness.

Notwithstanding that this Supplemental Indenture shall be effective upon the execution and delivery thereof by the parties hereto, this Supplemental Indenture shall become operative only upon the occurrence of all the following: (i) the Issuer’s acceptance for exchange of all the Securities validly tendered (and not validly withdrawn) in each Exchange Offer, (ii) the Issuer’s exchange of all of those accepted Securities for the principal amount of applicable New Notes required under the terms of the applicable Exchange Offer and (iii) the Issuer’s delivery of an Officers’ Certificate to the Trustee informing the Trustee of such acceptance and exchange.

Section 302.                             Ratification.

The Indenture, as amended by this Supplemental Indenture, is in all respects hereby ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 303.                             Successors.

All agreements of the Issuer, the Original Guarantors and the Trustee in this Supplemental Indenture shall bind their respective successors.

Section 304.                             Severability.

In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 305.                             Severability.

This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

Section 306.                             Governing Law.

This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, excluding choice-of-law principles of the laws of such State that would permit the application of the laws of a jurisdiction other than such State; provided, however, that all matters governing the authorization and execution of this Indenture by the Issuer and the Original Guarantors shall be governed by and construed in accordance with the laws of the respective places of incorporation of the Issuer and each such Original Guarantor.

Section 307.                             Waiver of Jury Trial.

THE ISSUER, EACH ORIGINAL GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 308.                             The Trustee.

The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals contained herein shall be taken as the statements of the Issuer and the Original Guarantors and the Trustee assumes no responsibility for their correctness, except that the Trustee confirms receipt of the items stated in the recitals to have been provided to the Trustee by the Issuer in connection with the Issuer’s request that the Trustee join in the execution of this Supplemental Indenture.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed in New York, New York as of the day and year first above written.

EXECUTED for and on behalf of AMCOR FINANCE (USA), INC. by its attorney under power of attorney dated May 7, 2019 in the presence of:	) ) ) ) )
)
)
/s/ Markus Sablatnig	)	/s/ Graeme Vavasseur
Signature of witness	)	Signature of Attorney
)
)
Markus Sablatnig	)	Graeme Vavasseur
Name of witness	)	Name of Attorney

EXECUTED by AMCOR LIMITED by its attorney under power of attorney dated May 3, 2019 in the presence of:	) ) ) )
)
)
/s/ Graeme Vavasseur	)	/s/ Michael Casamento
Signature of witness	)	Signature of Attorney
) )
)
Graeme Vavasseur	)	Michael Casamento
Name of witness	)	Name of Attorney

EXECUTED by AMCOR UK FINANCE PLC by its attorney under power of attorney dated April 3, 2019 in the presence of:	) ) ) )
)
)
/s/ Markus Sablatnig	)	/s/ Graeme Vavasseur
Signature of witness	)	Signature of Attorney
)
) )
Markus Sablatnig	)	Graeme Vavasseur
Name of witness	)	Name of Attorney

Each attorney executing this Supplemental Indenture states that he or she has no notice of revocation or suspension of his or her power of attorney.

Signature Page to Supplemental Indenture

Deutsche Bank Trust Company Americas,
as Trustee, Registrar and Paying Agent

By:	/s/ Robert S. Peschler
Name:	Robert S. Peschler
Title:	Vice President

By:	/s/ Annie Jaghatspanyan
Name:	Annie Jaghatspanyan
Title:	Vice President

Signature Page to Supplemental Indenture